EXECUTION COPY

    AMENDMENT AND RESTATEMENT OF FIVE-YEAR CREDIT AGREEMENT

                   Dated as of June 13, 1997


          ALLIEDSIGNAL INC., a Delaware corporation (the "Company"), the banks, financial institutions and other institutional lenders which are parties to the Existing Five-Year Credit Agreement referred to below (collectively, the "Lenders"), CITIBANK, N.A., as agent (together with any successor thereto appointed pursuant to Article VIII of the Existing Five-Year Credit Agreement referred to below, the "Agent"), and THE CHASE MANHATTAN BANK, N.A. and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as co-agents (the "Co-Agents") for the Lenders, hereby agree as follows:


                     PRELIMINARY STATEMENTS

          (1) The Company is party to a Five-Year Credit Agreement dated as of June 30, 1995 (as amended, supplemented or otherwise modified from time to time to (but not including) the date of this agreement, the "Existing Five-Year Credit Agreement") with the Lenders, the Agent and the Co-Agents. Capitalized terms not otherwise defined in this Amendment and Restatement shall have the same meanings as specified in the Existing Five-Year Credit Agreement.

          (2) The Company is also party to a 364-Day Credit Agreement dated as of June 30, 1995 (as amended, supplemented or otherwise modified from time to time to (but not including) the date of this agreement, the ("Existing 364-Day Credit Agreement") with the banks, financial institutions and other institutional lenders party thereto, the Agent and the Co-Agents.

          (3)  The Company desires to terminate the Existing 364-
Day Credit Agreement and to correspondingly increase the amount of the Existing Five-Year Credit Agreement to $750,000,000.

          (4) The parties to this agreement (the "Amendment and Restatement") agree to amend the Existing Five-Year Credit
Agreement as set forth herein and to restate the Existing Five-Year Credit Agreement in its entirety to read as set forth in the Existing Five-Year Credit Agreement with the following amendments.

          SECTION 1. Amendments to the Existing Five-Year Credit Agreement. The Existing Five-Year Credit Agreement is, effective as of the date of this Amendment and Restatement and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

          (a) The Existing Five-Year Credit Agreement, the Exhibits thereto and the Notes are hereby amended by deleting each reference to the phrase "the Five-Year Credit Agreement dated as of June 30, 1995" and substituting therefor the phrase "the Amended and Restated Five-Year Credit Agreement dated as of June 13, 1997".

          (b)  The Existing Five-Year Credit Agreement and the
     Exhibits thereto are hereby amended by deleting each reference to "ABN-AMRO BANK N.V." as Co-Agent and substituting therefor "The Chase Manhattan Bank, N.A.".

          (c) Section 1.01 is amended by deleting the definitions of "Facility A Credit Agreement", "Income from Operations" and "Interest and Other Financial Charges" in their entirety.

          (d) Section 1.01 is further amended by deleting the definitions of "Applicable Margin", "Applicable Percentage", "Commitment", "Lenders" and "Termination Date" set forth therein and replacing them, respectively, with the following new definitions thereof:

          "Applicable Margin" means, as of any date, a percentage per annum determined by reference to the Public Debt Rating in effect on such date as set forth below:

               =========================================
               Public Debt Rating     Applicable Margin
               S&P/Moody's
               =========================================
               Level 1
               AA- /Aa3  or above          .095%
               -----------------------------------------
               Level 2
               Lower than AA-/Aa3          .135%
               but at least A-/A3
               -----------------------------------------
               Level 3
               Lower than A-/A3            .185%
               but at least BBB/Baa2
               -----------------------------------------
               Level 4
               Below BBB/Baa2              .300%
               or unrated
               =========================================

          "Applicable Percentage" means, as of any date, a percentage per annum determined by reference to the Public
     Debt Rating in effect on such date as set forth below:

               =========================================
               Public Debt Rating          Applicable
               S&P/Moody's                 Percentage
               =========================================
               Level 1
               AA- /Aa3  or above            .055%
               -----------------------------------------
               Level 2
               Lower than AA-/Aa3            .065%
               but at least A-/A3
               -----------------------------------------
               Level 3
               Lower than A-/A3              .090%
               but at least BBB/Baa2
               -----------------------------------------
               Level 4
               Below BBB/Baa2                .150%
               or unrated
               =========================================

          "Commitment" means as to any Lender (i) the Dollar amount set forth opposite its name on the signature pages of the Amendment and Restatement dated as of June 13, 1997 to the Five-Year Credit Agreement dated as of June 30, 1995, as amended, among the Company, the banks, financial institutions and other institutional lenders, (ii) if such Lender has become a Lender hereunder after such date pursuant to an Assumption Agreement, the Dollar amount set forth as its Commitment in such Assumption Agreement or (iii) if such Lender has entered into any Assignment and Acceptance after such date, the Dollar amount set forth for such Lender in the Register maintained by the Agent pursuant to Section 9.07(d), in each case as the same may be increased, terminated or reduced, as the case may be, pursuant to Section 2.05(a), (b),
     (c), (d) or (e) or Section 2.16.

          "Lenders" means, collectively, (i) the banks, financial institutions and other institutional lenders listed on the signature pages of the Amendment and Restatement dated as of June 13, 1997 to the Five-Year Credit Agreement dated as of June 30, 1995, as amended, among the Company, the banks, financial institutions and other institutional lenders, (ii) each Assuming Bank that shall become a party hereto after such date pursuant to Section 2.05(e) or Section 2.16 and (iii) each Eligible Assignee that shall become a party hereto after such date pursuant to Sections 9.07(a), (b) and (c).

          "Termination Date" means the earlier of (a) June 30, 2002, or such later date to which it may be extended pursuant to Section 2.16, and (b) the date of termination in whole of the Commitments pursuant to Section 2.05(a) or Section 6.01 or, if all Lenders elect to terminate their Commitments as provided therein, Section 2.05(d).

          (e) Section 2.04(b) is hereby amended by deleting the phrase "as set forth in the letter dated June 6, 1995 between the Company and the Agent" and substituting therefor the phrase "as the Company and the Agent may separately agree".

          (f) Section 2.05(c) is hereby amended by deleting the figure "$90,000,000" contained in the eleventh line thereof and substituting therefor the figure "$180,000,000".

          (g) Section 2.05(e) is hereby amended by deleting the figure "$150,000,000" and substituting therefor the figure
     "$250,000,000".

          (h) Section 3.03(i) is hereby amended by deleting the letter "(A)" from the sixth line thereof and deleting the following phrase in its entirety:

          "(B) if such Revolving Credit Borrowing results in incremental outstanding Advances or is the initial Revolving Credit Borrowing of the Company, the representations set forth in the last sentence of subsection (e) and in subsections (f), (h)-(l) and (n) of Section 4.01 are correct on and as of the date of such Revolving Credit Borrowing, before and after giving effect to such Revolving Credit Borrowing and to the application of the proceeds therefrom, as though made on and as of such date, and".

          (i) Section 4.01(e) is hereby amended by deleting each reference to the date "December 31, 1994" contained therein and substituting therefor the date "December 31, 1996".

          (j) Section 4.01(j) is hereby amended by deleting the year "1993" contained therein and substituting therefor the year "1995".

          (k) Section 5.01(h) is hereby amended by deleting the final sentence contained in each of subsections (i) and (ii) thereof.

          (l)  Section 5.02 is hereby amended by deleting Section
     5.02(c) thereof in its entirety and substituting therefore the following:

               "(c) Minimum Net Worth. At any time, permit the amount of Consolidated total assets in excess of Consolidated total liabilities to be less than $3,100,000,000.".

          (m)  Section 6.01(e) is hereby amended as follows:

                    (i)  Deleting the reference to the number
          "$25,000,000" contained in the fourth line thereof and substituting therefor the number "$100,000,000"; and

                    (ii) Deleting the parenthetical "(but excluding Debt outstanding hereunder)" and substituting therefor "(but excluding Debt outstanding hereunder and Debt owed by such party to any bank, financial institution or other institutional lender to the extent the Borrower or any Subsidiary has deposits with such bank, financial institution or other institutional lender sufficient to repay such Debt)".

          (n) Section 6.01(g) is hereby amended by deleting the figure "$25,000,000" contained in the second line thereof and substituting therefor the figure "$100,000,000".

          (o) Section 6.01(j) is hereby amended by deleting each reference to the figure "$25,000,000" contained therein and substituting therefor the figure "$100,000,000".

          (p) Section 6.01 is hereby further amended by deleting subsection (k) thereof in its entirety.

          (q)  A new Section 9.16 is added to the Existing Five-
     Year Credit Agreement to read as follows:

          "SECTION 9.16. Judgment. (a) If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder or under the Notes in any currency (the "Original Currency") into another currency (the "Other Currency"), the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Agent could purchase the Original Currency with the Other Currency at 9:00 A.M. (New York City time) on the first Business Day preceding that on which final judgment is given.

          (b) The obligation of each Borrower in respect of any sum due in the Original Currency from it to any Lender or the Agent hereunder or under the Revolving Credit Note or Revolving Credit Notes held by such Lender shall, notwithstanding any judgment in any Other Currency, be discharged only to the extent that on the Business Day following receipt by such Lender or the Agent (as the case may be) of any sum adjudged to be so due in such Other Currency, such Lender or the Agent (as the case may be) may in accordance with normal banking procedures purchase Dollars with such Other Currency; if the amount of Dollars so purchased is less than the sum originally due to such Lender or the Agent (as the case may be) in the Original Currency, such Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender or the Agent (as the case may be) against such loss, and if the amount of Dollars so purchased exceeds the sum originally due to any Lender or the Agent (as the case may be) in the Original Currency, such Lender or the Agent (as the case may be) agrees to remit to such Borrower such excess.".

          SECTION 2. Conditions of Effectiveness of this Amendment and Restatement. This Amendment and Restatement shall become effective as of the date first above written (the "Restatement
Effective Date") when and only if:

          (a) The Agent shall have received counterparts of this Amendment and Restatement executed by the Company, the Co-Agents and the Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Co-Agent or such Lender has executed this Amendment and Restatement.

          (b) All Commitments (as defined in the Existing 364-Day Credit Agreement) under the Existing 364-Day Credit Agreement shall have been terminated and the Company shall have paid any and all amounts owing thereunder.

          (c) The Agent shall have received on or before the Restatement Effective Date the following, each dated such date and (unless otherwise specified below) in form and substance satisfactory to the Agent and in sufficient copies for each
     Lender:

                    (i) The Revolving Credit Notes of the Company to the order of the Lenders, respectively, in the amount of the Commitment of each Lender as modified pursuant to this Amendment and Restatement.

                    (ii) Certified copies of (i) the resolutions of the Board of Directors of the Company authorizing this Amendment and Restatement, the Revolving Credit Notes and the matters contemplated hereby and thereby and (ii) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment and Restatement, the Revolving Credit Notes and the matters contemplated hereby and thereby.

                    (iii) A certificate of the Secretary or an Assistant Secretary of the Company certifying the names and true signatures of the officers of the Company authorized to sign this Amendment and Restatement, the Revolving Credit Notes and the other documents to be delivered hereunder.

                    (iv) A favorable opinion of Victor P. Patrick, Associate General Counsel for the Company in substantially the form of Exhibit A hereto.

                    (v) A certificate signed by a duly authorized officer of the Company stating that:

                              (A)  The representations and
               warranties contained in Section 4.01 of the Existing Five-Year Credit Agreement are correct on and as of the Restatement Effective Date as though made on and as of such date; and

                              (B)  No event has occurred and is
               continuing that constitutes a Default.

The effectiveness of this Amendment and Restatement is conditioned upon the accuracy of the factual matters described herein. This
Amendment and Restatement is subject to the provisions of Section
9.01 of the Existing Five-Year Credit Agreement.

          SECTION 3. Reference to and Effect on the Existing Five-Year Credit Agreement and the Notes. (a) On and after the effectiveness of this Amendment and Restatement, each reference in the Existing Five-Year Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Existing Five-Year Credit Agreement, and each reference in the Notes to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Five-Year Credit Agreement, shall mean and be a reference to the Existing Five-Year Credit Agreement, as amended and restated by this Amendment and Restatement.

          (b) The Existing Five-Year Credit Agreement, as specifically amended and restated by this Amendment and Restatement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

          (c) Without limiting any of the other provisions of the Existing Five-Year Credit Agreement, as amended and restated by this Amendment and Restatement, any references in the Existing Five-Year Credit Agreement to the phrases "on the date hereof", "on the date of this Agreement" or words of similar import shall mean and be a reference to the date of the Existing Five-Year Credit Agreement (which is June 30, 1995).

          SECTION 4. Costs and Expenses. The Company agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and Restatement, the Notes and the other documents to be delivered hereunder (including, without limitation, the reasonable and documented fees and expenses of counsel for the Agent with respect hereto and thereto) in accordance with the terms of Section 9.04 of the Existing Five-Year Credit Agreement.

          SECTION 5. Execution in Counterparts. This Amendment and Restatement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Restatement by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment and Restatement.

          SECTION 6.  Governing Law.  This Amendment and
Restatement shall be governed by, and construed in accordance with, the laws of the State of New York.




  [The remainder of this page has been intentionally left blank.]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                              ALLIEDSIGNAL INC., as Borrower


                                By:  /s/ Robert F. Friel
                                   -----------------------------
                                   Name: Robert F. Friel
                                   Title: Vice President and Treasurer


$50,000,000                   CITIBANK, N.A.,
                                as Agent and as Lender


                                By: /s/ Steven R. Victorin
                                   ----------------------------
                                   Name: Steven R. Victorin
                                   Title: Attorney-in-fact



$50,000,000                   THE CHASE MANHATTAN BANK, N.A.,
                                as Co-Agent and as Lender


                                By: /s/ Richard C. Smith
                                   ---------------------------
                                   Name: Richard C. Smith
                                   Title: Vice President


$50,000,000                   MORGAN GUARANTY TRUST
                              COMPANY OF NEW YORK,
                                as Co-Agent and as Lender


                                By: /s/ Penelope J. B. Cox
                                   ---------------------------
                                   Name: Penelope J. B. Cox
                                   Title: Vice President

$37,500,000                   BANK OF AMERICA NATIONAL
                              TRUST AND SAVINGS ASSOCIATION


                                 By: /s/ Deborah J. Graziano
                                    ---------------------------
                                    Name: Deborah J. Graziano
                                    Title: Vice President


$37,500,000                   BANK OF MONTREAL


                                 By: /s/ Thurston W. Pettus
                                    --------------------------
                                    Name: Thurston W. Pettus
                                    Title: Director


$37,500,000                   BANK OF TOKYO - MITSUBISHI TRUST COMPANY


                                 By: /s/ Michael C. Irwin
                                    --------------------------
                                    Name: Michael C. Irwin
                                    Title: Vice President


$37,500,000                   BANQUE NATIONALE DE PARIS


                                 By: /s/ Richard L. Sted
                                    --------------------------
                                    Name: Richard L. Sted
                                    Title: Senior Vice President

                                 By: /s/ Robert S. Taylor, Jr.
                                    --------------------------
                                    Name: Robert S. Taylor, Jr.
                                    Title: Senior Vice President

$37,500,000                   CIBC INC.


                                 By: /s/ William J. Koslo, Jr.
                                    --------------------------
                                    Name: William J. Koslo, Jr.
                                    Title: Director



$37,500,000                   DEUTSCHE BANK AG NEW YORK
                              AND/OR  CAYMAN ISLANDS BRANCHES


                                 By: /s/ Jean M. Hannigan
                                    ---------------------------
                                    Name: Jean M. Hannigan
                                    Title: Vice President

                                 By: /s/ V. Shannon Sewsankar
                                    ---------------------------
                                    Name: V. Shannon Sewsankar
                                    Title: Assistant Vice President


$37,500,000                   MELLON BANK, N.A.


                                 By: /s/ Caroline R. Walsh
                                    ---------------------------
                                    Name: Caroline R. Walsh
                                    Title: Assistant Vice President


$37,500,000                   MIDLAND BANK PLC, NEW YORK BRANCH


                                 By: /s/ J.P. Bollington
                                    ---------------------------
                                    Name: J.P. Bollington
                                    Title: Vice President

$37,500,000                   NATIONSBANK, N.A.


                                 By: /s/ Thomas J. Kane
                                    ---------------------------
                                    Name: Thomas J. Kane
                                    Title: Vice President


$37,500,000                   ROYAL BANK OF CANADA


                                 By: /s/ Michael Korine
                                    ---------------------------
                                    Name: Michael Korine
                                    Title: Senior Manager


$37,500,000                   THE SUMITOMO BANK, LIMITED,
                              NEW YORK BRANCH


                                 By: /s/ John C. Kissinger
                                    ---------------------------
                                    Name: John C. Kissinger
                                    Title: Joint General Manager


$37,500,000                   THE BANK OF NEW YORK


                                 By: /s/ Ernest Fung
                                    ---------------------------
                                    Name: Ernest Fung
                                    Title: Vice President


$37,500,000                   THE FIRST NATIONAL BANK OF CHICAGO


                                 By: /s/ Thang Dao
                                    ---------------------------
                                    Name: Thang Dao
                                    Title: Corporate Banking Officer

$37,500,000                   THE INDUSTRIAL BANK OF JAPAN
                              TRUST COMPANY


                                 By: /s/ J. Kenneth Biegen
                                    ----------------------------
                                    Name: J. Kenneth Biegen
                                    Title: Senior Vice President


$37,500,000                   UNION BANK OF SWITZERLAND,
                              NEW YORK BRANCH


                                 By: /s/ Dieter Hoeppli
                                    ----------------------------
                                    Name: Dieter Hoeppli
                                    Title: Vice President


                                 By: /s/ Samuel Azizo
                                    ----------------------------
                                    Name: Samuel Azizo
                                    Title: Vice President


$37,500,000                   WACHOVIA BANK, N.A.


                                 By: /s/ James Barwis
                                    ----------------------------
                                    Name: James Barwis
                                    Title: Vice President



$750,000,000        TOTAL COMMITMENTS

                              CONSENT


     Reference is made to the foregoing Amendment and Restatement dated as of June 13, 1997 (the "Amendment and Restatement"; capitalized terms being used herein as therein defined) of the Existing Five-Year Credit Agreement among AlliedSignal Inc., as Borrower, the banks, financial institutions, and other institutional lenders party thereto, as Lenders, Citibank, N.A., as Agent and The Chase Manhattan Bank, N.A. and Morgan Guaranty Trust Company of New York, as Co-Agents.

     Each of the undersigned, being an existing Lender ("Existing Lender") under the Existing Credit Agreement, have declined to participate in the Amendment and Restatement. Conditioned upon the effectiveness of the foregoing Amendment and Restatement, from and after the Restatement Effective Date, the undersigned shall relinquish all of its rights and be released from all of its obligations under the Existing Credit Agreement.

     Prior to the effectiveness of the Amendment and Restatement, and prior to giving effect to any release under this Consent, the undersigned represents and warrants that as of the Restatement Effective Date, its Commitment is in the dollar amount specified as its "Terminating Commitment" below, and the aggregate outstanding principal amount of Advances owing to it under the Revolving Credit Facility is in the dollar amount specified as the "Aggregate Outstanding Principal Amount of Advances Owed" to the undersigned below.

===========================================================================
Existing Lender         Terminating Commitment       Aggregate Outstanding
                                                      Principal Amount of
                                                          Advances Owed
---------------------------------------------------------------------------
ABN AMRO BANK N.V.          $23,000,000                         $0
---------------------------------------------------------------------------
NATIONAL WESTMINSTER
BANK PLC (NEW YORK AND/     $18,000,000                         $0
OR NASSAU BRANCHES)
---------------------------------------------------------------------------
THE TORONTO-DOMINION        $18,000,000                         $0
BANK
===========================================================================

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                         ABN-AMRO BANK N.A.,
                         as former Co-Agent and Lender


                         By  /s/ Nancy W. Lanzoni
                            ----------------------------------
                         Name: Nancy W. Lanzoni
                         Title: Group Vice President


                         By  /s/ John M. Kinney
                            ----------------------------------
                         Name: John M. Kinney
                         Title:  Assistant Vice President


                         THE TORONTO-DOMINION BANK, as former Lender


                         By  /s/ Jimmy Simien
                            ----------------------------------
                         Name:  Jimmy Simien
                         Title:  Mgr. Cr. Admin.



                         NATIONAL WESTMINSTER BANK PLC (NEW YORK BRANCH)


                         By  /s/ Maria Amaral-LeBlanc
                            ---------------------------------
                         Name: Maria Amaral-LeBlanc
                         Title: Vice President


                         NATIONAL WESTMINSTER BANK PLC (NASSAU BRANCH)


                         By  /s/ Maria Amaral-LeBlanc
                            ---------------------------------
                         Name:  Maria Amaral-LeBlanc
                         Title: Vice President